Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Vir Biotechnology, Inc. effective January 26, 2018, as amended, and bearing Investment ID INV-010344 (formerly OPP1187970)
Amendment Purpose:	Update Reporting & Payment Schedule
Amendment Date:	Date of this email

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the date of this email. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

UPDATED REPORTING & PAYMENT SCHEDULE

This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your updated Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
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Amended Total Grant Amount				Up to $20,776,349.00